OFFICERS' POWER OF ATTORNEY


City of Minneapolis

State of Minnesota

        Each of the undersigned, as officers of the below listed open-end, diversified investment companies that previously have filed registration statements and amendments thereto pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 with the Securities and Exchange Commission:

                                                        1940 Act
                                                       Reg. Number
       Growth Trust                                     811-07395
       Growth and Income Trust                          811-07393
       Income Trust                                     811-07307
       Tax-Free Income Trust                            811-07397
       World Trust                                      811-07399

hereby constitutes and appoints the other as his attorney-in-fact and agent, to sign for him in his name, place and stead any and all further amendments to said registration statements filed pursuant to said Acts and any rules and regulations thereunder, and to file such amendments with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting to either of them the full power and authority to do and perform each and every act required and necessary to be done in connection therewith.


         Dated the 9th day of January, 2002.

/s/ Arne H. Carlson                            /s/ Leslie L. Ogg
--------------------------                     ---------------------------
    Arne H. Carlson                                Leslie L. Ogg

/s/ John R. Thomas                             /s/ John M. Knight
--------------------------                     ---------------------------
    John R. Thomas                                 John M. Knight

/s/ William F. Truscott                        /s/ Stephen W. Roszell
--------------------------                     ---------------------------
    William F. Truscott                            Stephen W. Roszell